Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
 [   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.



                        HIGH INCOME OPPORTUNITY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -----------------------------

                         TO BE HELD ON FEBRUARY 28, 1997

                         -----------------------------

To the Stockholders of High Income Opportunity Fund Inc.:

     The Annual Meeting of Stockholders of HIGH INCOME OPPORTUNITY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 26th Floor, on February 28, 1997 at 2:00 P.M. (New York Time) for the following purposes:

     1. To elect three directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

     2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on January 13, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

New York, New York
January 24, 1997

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        HIGH INCOME OPPORTUNITY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                         -----------------------------

                                 PROXY STATEMENT

                         -----------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON FEBRUARY 28, 1997

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on February 28, 1997 at 2:00 P.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; Smith Barney Inc. ("Smith Barney"), an affiliate of SBMFM; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 1996 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 24, 1997. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on January 13, 1997 as the record date ("Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on January 13, 1997, the Fund had outstanding 69,858,000 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 68,134,955 (or 97.53%) were held in accounts, but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. At the close of business on January 13, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney or its ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be con-sidered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is classified into three classes. The directors serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the 2000 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" as defined in the 1940 Act are indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 13, 1997
         ----              ----------------------------        ----------------

John P. Toolan              Retired; Director of ten           None
Director since 1993(II)     investment companies
                            associated with Smith Barney;
                            Director of John Hancock
                            Funds. Formerly Director and
                            Chairman of the Smith Barney
                            Trust Company, Director of
                            Smith Barney Inc. and the
                            Manager. Prior to 1992, Senior
                            Executive Vice President,
                            Director and Member of the
                            Executive Committee of Smith
                            Barney; 66.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 13, 1997
         ----              ----------------------------        ----------------

Persons Nominated for Election as Directors (cont'd)

Heath B. McLendon *         Managing Director of Smith         134
Director since 1993(II)     Barney; Director of forty-two      (Less than 1%)
                            investment companies
                            associated with Smith Barney;
                            Chairman of the Board of Smith
                            Barney Strategy Advisers Inc.;
                            and President of SBMFM. Prior
                            to July 1993, Senior Executive
                            Vice President of Shearson
                            Lehman Brothers Inc.; Vice
                            Chairman of Shearson Asset
                            Management; 63.

Roderick C. Rasmussen       Investment Counselor; Director     100
Director since 1993(II)     of ten investment companies        (Less than 1%)
                            associated with Smith Barney.
                            Formerly Vice President of
                            Dresdner and Company Inc.
                            (investment counselors); 70.

The remainder of the Board constitutes the Class III and Class I directors (as indicated by the Number III or I), none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.

                         Directors Continuing in Office

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 13, 1997
         ----              ----------------------------        ----------------

Jessica Bibliowicz*         Executive Vice President of        None
Director since 1995(III)    Smith Barney; Chairman of the
                            Board of SBMFM; Director of
                            twelve investment companies
                            associated with Smith Barney;
                            President of forty-two
                            investment companies
                            associated with Smith Barney.
                            Prior to January 1994,
                            Director of Sales and
                            Marketing for Prudential
                            Mutual Funds; 37.

Donald R. Foley             Retired; Director of ten           1,117
Director since 1993(III)    investment companies               (Less than 1%)
                            associated with Smith Barney.
                            Formerly Vice President of
                            Edwin Bird Wilson,
                            Incorporated (advertising);
                            74.

Paul Hardin                 Interim President of               865(a)
Director since 1994(III)    University of Alabama at           (Less than 1%)
                            Birmingham; Professor of Law
                            at the University of North
                            Carolina at Chapel Hill;
                            Director of twelve investment
                            companies associated with
                            Smith Barney and a Director of
                            The Summit Bancorporation.
                            Formerly, Chancellor of the
                            University of North Carolina
                            at Chapel Hill; 65.

(a) Represents shares owned by members of this director's family.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 13, 1997
         ----              ----------------------------        ----------------

Directors Continuing in Office (cont'd)

Joseph H. Fleiss            Retired; Director of ten           None
Director since 1993(I)      investment companies
                            associated with Smith Barney.
                            Formerly, Senior Vice
                            President of Citibank, Manager
                            of Citibank's Bond Investment
                            Portfolio and Money Desk, and
                            a Director of Citicorp
                            Securities Co., Inc.; 79.

Francis P. Martin           Practicing physician; Director     None
Director since 1993(I)      of ten investment companies
                            associated with Smith Barney.
                            Formerly President of the
                            Nassau Physicians' Fund, Inc.;
                            72.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 1996, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

     Six meetings of the Board of Directors of the Fund were held during the last fiscal year, all of which were regular meetings. The audit committee held one meeting during the same period. In the last fiscal year no director attended less than 75% of these meetings of the Board that were held.

     Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $11,533 were paid to such directors by the Fund for the fiscal year ended September 30, 1996. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $42,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these Directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.

     The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                                                 Total
                                         Pension or        Compensation        Number of
                                         Retirement          from Fund         Funds for
                        Aggregate     Benefits Accrued       and Fund        Which Director
                      Compensation       as part of           Complex         Serves Within
Name of Person          from Fund       Fund Expenses    Paid to Directors    Fund Complex
--------------          ---------       -------------    -----------------    ------------
Jessica Bibliowicz*     $    0               $0               $     0               12
Joseph H. Fleiss         1,336+               0                55,200               10
Donald R. Foley          1,436+               0                57,800               10
Paul Hardin              1,436                0                72,300               12
Francis P. Martin        1,436+               0                58,000               10
Heath B. McLendon*           0                0                     0               42
Roderick C. Rasmussen    1,436                0                58,000               10
John P. Toolan           1,436+               0                58,000               10

----------
* Designates an "interested director".
+ Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following payment of some or all of their compensation: Joseph H. Fleiss: $418, Donald R. Foley: $418, Francis P.
  Martin: $1,436, and John P. Toolan: $1,436.

     The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                    Offices and Positions    Period      Principal Occupations During
Name                    Held with Fund     Offices Held     Past Five Years and Age
----                    --------------     ------------     -----------------------
Jessica Bibliowicz  President              1995 to date     (see table of
                                                            directors above)

Lewis E. Daidone    Senior Vice President  1993 to date     Managing Director of
                    and Treasurer                           Smith Barney; Senior
                                                            Vice President and
                                                            Treasurer of the
                                                            other investment
                                                            companies associated
                                                            with Smith Barney;
                                                            Director and Senior
                                                            Vice President of
                                                            the Manager; 39.


                    Offices and Positions    Period      Principal Occupations During
Name                    Held with Fund     Offices Held     Past Five Years and Age
----                    --------------     ------------     -----------------------

John C. Bianchi      Vice President        1993 to date     Managing Director of
                                                            Smith Barney and
                                                            investment officer
                                                            of other investment
                                                            companies associated
                                                            with Smith Barney;
                                                            41.

Christina T. Sydor   Secretary             1993 to date     Managing Director of
                                                            Smith Barney;
                                                            Secretary of the
                                                            other investment
                                                            companies associated
                                                            with Smith Barney;
                                                            Secretary and
                                                            General Counsel of
                                                            the Manager; 45.

Thomas M.            Controller and        1993 to date     Director of Smith
 Reynolds            Assistant Secretary                    Barney and
                                                            Controller and
                                                            Assistant Secretary
                                                            of certain other
                                                            investment companies
                                                            associated with
                                                            Smith Barney; 37.

     The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending September 30, 1997 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Fund must be received by September 15, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1998 Annual Meeting will be held in late February of 1998.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

January 24, 1997

HIGH INCOME OPPORTUNITY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of  High Income Opportunity Fund Inc.
(the "Fund"), a Maryland
corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Robert M. Nelson attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of High Income Opportunity Fund Inc. to be held at the offices of the Fund, 388
Greenwich Street, New York, New York on February 28, 1997 at 2:00 p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 13, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF
NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS			FOR   	WITHHELD
	Nominees:  H.B. McLendon,
 R. C. Rasmussen, J. Toolan
___________________________________________________________________________
 For both nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Fund.

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date: